UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

December 5, 2023
Date of Report (Date of earliest event reported)

ICC Holdings, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-681903	81-3359409
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

225 20th Street, Rock Island, Illinois		61201
(Address of principal executive offices)		(Zip Code)

(309) 793-1700 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ICCH	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01     Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On December 5, 2023, the Audit Committee (the “Audit Committee”) of the Board of Directors of ICC Holdings, Inc. (the “Company”) dismisses its current independent registered public accounting firm, Johnson Lambert LLP (“JL”), effective following the completion of the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2023 and such other audits as outlined under the Company’s 2023 audit plan. JL’s responsibilities as the Company’s independent registered public accounting firm will cease upon completion of those audit engagements.

The reports of JL on the Company's consolidated financial statements for the fiscal years ended December 31, 2021, and December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021, and December 31, 2022, and the subsequent interim period from January 1, 2023 through December 5, 2023, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”) and the related instructions thereto) with JL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of JL, would have caused JL to make reference thereto in connection with its reports on the consolidated financial statements of the Company for such years.

During the fiscal years ended December 31, 2021, and December 31, 2022, and the subsequent interim period from January 1, 2023 through December 5, 2023, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K). The Company provided JL with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S‑K and requested that JL furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not JL agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. A copy of JL’s letter to the SEC dated December 11, 2023 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On December 5, 2023, the Audit Committee approved the engagement of Plante Moran, PLLC (“Plante Moran”) to be the Company’s independent registered public accounting firm to perform independent audit services for the Company beginning with its fiscal year ending December 31, 2024.

During the fiscal years ended December 31, 2021, and December 31, 2022, and the subsequent interim period from January 1, 2023 through December 5, 2023, neither the Company, nor anyone acting on its behalf, consulted Plante Moran regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company that Plante Moran concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

(d) Exhibits:

16.1	Letter from Johnson Lambert LLP, dated December 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICC HOLDINGS, INC.

Dated: December 11, 2023

	By:	/s/ Arron K. Sutherland
Arron K. Sutherland
President, Chief Executive Officer and Director